Share-Based Compensation	12 Months Ended
Sep. 30, 2013
Stock Based Compensation [Abstract]
Stock Based Compensation
Share-Based Compensation

Stock-based Compensation Plan

We issue nonqualified stock options and restricted stock to certain key employees and our directors pursuant to our 2004 Incentive Stock Plan. We also have options and restricted stock outstanding under our preexisting 2000 Incentive Stock Plan. We also maintain an employee stock purchase plan that provides for the purchase of shares by all of our eligible employees at a 15% discount.

Our 2004 Incentive Stock Plan allows for the granting of options and restricted stock, stock appreciation rights and restricted stock units to certain key employees and directors for the issuance of approximately 7.9 million shares of Common Stock. As of September 30, 2013, approximately 2.8 million shares were available for the future grant of awards. If all adjustable restricted stock awards achieve the maximum adjustment of target, approximately 0.8 million additional shares would be issued and reduce the number of shares available for future grant by the same amount.

In connection with the Smurfit-Stone Acquisition, we assumed the Smurfit-Stone equity incentive plan, which was renamed the Rock-Tenn Company (SSCC) Equity Incentive Plan. The shares available for issuance, and stock options and unvested restricted stock units outstanding at the time of the Smurfit-Stone Acquisition, under the Smurfit-Stone plan were converted into shares of our Common Stock and options and restricted stock units, as applicable, with respect to shares of our Common Stock using the conversion factor as described in the merger agreement. The number of shares available under this plan upon conversion was approximately 4.0 million shares. As of September 30, 2013, approximately 2.6 million shares were available for future grants exclusively to legacy Smurfit-Stone employees who continued employment with RockTenn; however, we have determined that we will not make any more grants of awards pursuant to the Rock-Tenn Company (SSCC) Equity Incentive Plan. If all adjustable share restricted stock awards pursuant to the Rock-Tenn Company (SSCC) Equity Incentive Plan achieve the maximum adjustment of target, less than approximately 0.1 million additional shares would be issued and reduce the number of shares available for future grant by the same amount.

Our results of operations for the fiscal years ended September 30, 2013, 2012 and 2011 include share-based compensation expense of $46.5 million, $29.2 million and $21.4 million, respectively. The total income tax benefit in the results of operations in connection with share-based compensation was $17.4 million, $11.1 million and $8.2 million, for the fiscal years ended September 30, 2013, 2012 and 2011, respectively.

ASC 718 requires that the benefits of tax deductions in excess of recognized compensation cost are reported as a financing cash flow. Excess tax benefits of approximately $6.0 million and $10.0 million were included in cash used for financing activities in fiscal 2013 and 2012, respectively. There were no excess tax benefits recognized in fiscal 2011 as we were in a net operating loss carryforward position. Cash received from share-based payment arrangements for the fiscal years ended September 30, 2013, 2012 and 2011 was $13.4 million, $17.3 million and $34.9 million, respectively.

Stock Options

Options granted under our plans have an exercise price equal to the closing market price on the date of the grant, generally vest in 3 years and have 10-year contractual terms. However, a portion of our grants are subject to earlier expense recognition due to retirement eligibility rules. Our option grants provide for accelerated vesting if there is a change in control (as defined in the applicable plan). However, the Compensation Committee of the board of directors has determined that effective with the fiscal 2013 grants, other than circumstances such as death and disability, the grants will include a provision requiring both a change of control and termination of employment to accelerate vesting.

At the date of grant, we estimate the fair value of options granted using a Black-Scholes option pricing model. We use historical data to estimate option exercises and employee terminations in determining the expected term in years for stock options. Expected volatility is calculated based on the historical volatility of our stock. The risk-free interest rate is based on U.S. Treasury securities in effect at the date of the grant of the stock options. The dividend yield is estimated based on our historic annual dividend payments and current expectations for the future.

We applied the following weighted average assumptions to estimate the fair value of stock option grants made in the following periods:

	2013	2012	2011
Expected term in years	5.8	5.3	5.2
Expected volatility	44.0%	47.3%	46.5%
Risk-free interest rate	1.0%	0.8%	2.1%
Dividend yield	1.4%	1.4%	1.4%

As part of the Smurfit-Stone Acquisition, outstanding options to purchase Smurfit-Stone common stock under the Smurfit-Stone equity incentive plan were assumed by RockTenn and converted into a vested option to purchase RockTenn Common Stock in fiscal 2011 based on an equity award exchange ratio. Accordingly, we issued 1,314,251 vested options that were valued at $42.89 per share using the Black-Scholes option pricing model which resulted in the inclusion of $56.4 million in the Smurfit-Stone Acquisition purchase price. The significant assumptions used were: an expected term of 3.5 years; an expected volatility of 48.8%; expected dividends of 1.4%; and a risk-free rate of 1.1%.

The table below summarizes the changes in all stock options during the year ended September 30, 2013:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in millions)
Outstanding at September 30, 2012	1,341,969	$41.73
Granted	197,860	79.81
Exercised	(312,293)	31.83
Expired	(3,200)	34.50
Forfeited	(40,585)	66.29
Outstanding at September 30, 2013	1,183,751	$49.88	6.4	$60.8
Exercisable at September 30, 2013	698,916	$35.31	4.9	$46.1
Vested and expected to vest at September 30, 2013	1,164,815	$49.51	6.4	$60.3

The weighted average grant date fair value for options granted during the fiscal years ended September 30, 2013, 2012 and 2011 was $29.09, $23.81 and $41.09 per share, respectively. The increase in the grant date fair value in fiscal 2011 was due to the replacement shares issued in connection with the Smurfit-Stone Acquisition discussed above. The aggregate intrinsic value of options exercised during the years ended September 30, 2013, 2012 and 2011 was $16.1 million, $13.5 million and $31.7 million, respectively.

As of September 30, 2013, there was $5.0 million of total unrecognized compensation cost related to nonvested stock options; that cost is expected to be recognized over a weighted average remaining vesting period of 1.4 years. Where applicable, we amortize these costs using the accelerated attribution method.

Restricted Stock

Restricted stock is typically granted annually to certain of our employees and non-employee directors. Our non-employee director awards have a service condition. The vesting provisions for our employees may vary from grant to grant, however, vesting generally is contingent upon meeting various service and/or performance or market goals including, but not limited to, achievement of various financial targets including Cash Flow to Equity Ratio, percentage return on common stock, annual average return over capital costs compared to our Peer Group, or achievement of certain stock price targets (each as defined in the award documents). Subject to the level of performance attained, the target award of some of the grants may be increased up to 200% of target or decreased to zero depending upon the terms of the individual grant. The grants generally vest over a period of 3 years depending on the nature of the vesting provisions, except for non-employee director grants, which vest over one year. Our grants provide for accelerated vesting if there is a change in control (as defined in the applicable plan). However, the Compensation Committee of the board of directors has determined that effective with the fiscal 2013 grants, other than circumstances such as death and disability, the grants will include a provision requiring both a change of control and termination of employment to accelerate vesting.

Our grants to our non-employee directors are treated as issued and carry dividend and voting rights until they vest. At September 30, 2013 and September 30, 2012, shares of restricted stock of less than 0.1 million and 0.1 million, respectively, are reflected in our accompanying balance sheets as issued that have not yet met the service condition to vest.

The table below summarizes the changes in unvested restricted stock awards during the year ended September 30, 2013:

	Shares	Weighted Average Grant Date Fair Value
Unvested at September 30, 2012	862,675	$58.66
Granted	461,338	71.60
Vested	(379,843)	43.69
Forfeited	(66,610)	66.42
Unvested at September 30, 2013(1)	877,560	$71.35

(1)
Target awards, net of subsequent forfeitures, granted in fiscal 2013, 2012 and 2011 of 302,360, 323,275 and 225,000 shares, respectively, may be increased to 200% of the target or decreased to zero, subject to the level of performance attained. The awards are reflected in the table at the target award amount of 100%. Based on current facts and assumptions we are forecasting the performance of the fiscal 2013, fiscal 2012 and fiscal 2011 grants to be attained at approximately 200%, 200% and 100% of target, respectively. However, it is possible that the performance attained may vary.

There was approximately $43.9 million of unrecognized compensation cost related to all unvested restricted shares as of September 30, 2013 that will be recognized over a weighted average remaining vesting period of 1.5 years.

The following table represents a summary of restricted stock vested in fiscal 2013, 2012 and 2011 (in millions, except shares):

	2013	2012	2011
Shares of restricted stock vested	379,843	495,368	420,596
Aggregate fair value of restricted stock vested	$26.6	$33.6	$28.0

The following table represents a summary of restricted stock shares granted in fiscal 2013, 2012 and 2011 with terms defined in the applicable grant letters. The shares are not deemed to be issued and carry dividend and voting rights until the relevant conditions defined in the award documents have been met, unless otherwise noted.

	2013	2012	2011
Shares of restricted stock granted to non-employee directors(1)	11,925	20,700	20,155
Shares of restricted stock granted to employees:
Shares granted for attainment of a performance condition at an amount in excess of target(2)	120,293	—	173,028
Shares granted with a service condition and a Cash Flow to Equity Ratio performance condition at target(3)	314,120	389,550	262,775
Shares granted with a service condition(4)	15,000	—	—
Total restricted stock granted	461,338	410,250	455,958

(1)
Non-employee director grants vest over one year and are deemed issued on the grant date and have voting and dividend rights. Also includes converted restricted stock units held by the Smurfit-Stone directors who served on the RockTenn board of directors in fiscal 2011.

(2)
Shares issued in fiscal 2013 for the fiscal 2010 Cash Flow to Equity Ratio were at 150% of target. Shares issued in fiscal 2011 for the fiscal 2009 Cash Flow to Equity Ratio, the fiscal 2008 Annual Average Return over Capital Costs and the fiscal 2008 Total Shareholder Return were each at 150% of target.

(3)	These employee grants vest over approximately three years and have adjustable ranges from 0-200% of target subject to the level of performance attained in the respective award agreement.

(4)	These shares vest over four years.

Expense is recognized on grants with a performance condition and service condition on a straight-line basis over the explicit service period when we estimate that it is probable the performance conditions will be satisfied. Expense recognized on grants with a performance condition that affects how many shares are ultimately awarded is based on the number of shares expected to be awarded. Expense is recognized on grants with a market condition and service condition on a straight-line basis over the requisite service period, which is based on the explicit service period.

Employee Stock Purchase Plan

Under the 1993 Employee Stock Purchase Plan, as amended and restated (the “Plan”), shares of Common Stock are reserved for purchase by substantially all of our qualifying employees. The Plan allows for the purchase of a total of approximately 4.3 million shares of Common Stock. During fiscal 2013, 2012 and 2011, employees purchased approximately 0.1 million, 0.1 million and 0.1 million shares, respectively, under the Plan. We recognized $0.7 million, $0.6 million and $0.5 million of expense for fiscal 2013, 2012 and 2011, respectively, related to the 15% discount on the purchase price allowed to employees. As of September 30, 2013, approximately 0.7 million shares of Common Stock remained available for purchase under the Plan.